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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of report: October 17, 1996
                       (Date of earliest event reported)



                 FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


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
         CALIFORNIA                  COMMISSION FILE:                      95-4200409
(State or other jurisdiction of          0-18266              (I.R.S. Employer Identification No.)
incorporation or organization)
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                      10900 WILSHIRE BOULEVARD, 15TH FLOOR
                         LOS ANGELES, CALIFORNIA 90024
          (Address of principal executive offices, including zip code)



                                 (310) 824-9990
                (Registrant's phone number, including area code)



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ITEM 5.         OTHER EVENTS

                As previously disclosed in a Form 8-K dated August 27, 1996 previously filed by the Registrant with the Securities and Exchange Commission (the "August 8-K"), the Registrant has initiated the "Appraisal Process" provided for in its Partnership Agreement. "Appraisal Process" is defined in the Partnership Agreement as an appraisal undertaken by three independent nationally recognized experts in the cable television field to determine the fair market value of the cable systems to be appraised. One such appraiser must be appointed by the Partnership's Conflicts Committee, one by the General Partner and the third by the first two appraisers acting jointly.

                The three appraisers have been selected as follows: (i) the Conflicts Committee selected Arthur Andersen LLP; (ii) the General Partner selected Kane Reece Associates, Inc.; and (iii) those two firms selected Communications Equity Associates.

                For further information regarding the Appraisal Process, reference is made to the August 8-K and the materials referred to therein.

                FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE POTENTIAL EXERCISE OF THE PURCHASE RIGHT AS DESCRIBED ABOVE; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; LIMITATIONS ON BORROWINGS BY THE PARTNERSHIP CONTAINED IN THE PARTNERSHIP AGREEMENT; THE MANAGEMENT FEES PAYABLE TO THE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE GENERAL PARTNER AND OTHER; POTENTIAL CONFLICTS OF INTEREST INVOLVING THE GENERAL PARTNER AND ITS AFFILIATES; THE POTENTIAL LIABILITY OF UNITHOLDERS TO CREDITORS OF THE PARTNERSHIP TO THE EXTENT OF ANY DISTRIBUTION MADE TO SUCH UNITHOLDER IF, IMMEDIATELY AFTER SUCH DISTRIBUTION (WHETHER OR NOT THE PARTNERSHIP CONTINUES TO EXIST), THE REMAINING ASSETS OF THE PARTNERSHIP ARE NOT SUFFICIENT TO PAY ITS THEN OUTSTANDING LIABILITIES OF THE PARTNERSHIP; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
                                     a California limited partnership


                                     By:  Falcon Classic Cable Investors, L.P.
                                          General Partner


                                     By:  Falcon Holding Group, L.P.
                                          General Partner


                                     By:  Falcon Holding Group, Inc.
                                          General Partner



Date:  October 17, 1996              By:  /s/  Michael K. Menerey
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                                          Michael K. Menerey
                                          Chief Financial Officer






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